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                                DONALD B. HUTTON
                        c/c New York Regional Rail Corp
                               5266 Seneca Street
                             West Seneca, NY 14224



December 31, 2006

To:  The Board of Directors New York Regional Rail Corporation (the "Company")

I hereby resign as Chief Executive Officer of the Company effective as of December 31, 2006, and agree to remain on the Board of Directors as a member. I have no disagreement with the Company on any matter to the Company's operations policy or practices.


                                            /s/ Donald B. Hutton
                                            Donald B. Hutton